FORTIS ADVANTAGE PORTFOLIOS, Inc.

Supplement dated December 27, 1995

To cover page of the Prospectus dated March 1, 1995

The Government Total Return Portfolio is currently subject to a proxy solicitation under which, if approved by shareholders, the Portfolio will be merged into the Fortis U.S. Government Securities Fund. Please call shareholder services at 1-800-800-2638, extension 3012 if you have any questions.